                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 25, 2003
                                                          ---------------


                          WORTHINGTON INDUSTRIES, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Ohio                          1-8399                       31-1189815
--------------                 ----------------              -------------------
(State or other                (Commission File                 (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)

                    1205 Dearborn Drive, Columbus Ohio 43085
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 438-3210
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                         -------------------------------
                         (Former name or former address,
                          if changed since last report)



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Item 5.  Other Events and Regulation FD Disclosure.
--------------------------------------------------

         On August 25, 2003, Worthington Industries, Inc. (the "Company") issued a news release announcing that John T. Baldwin will resign as the Chief Financial Officer of the Company effective September 8, 2003. A search for a replacement is in process. President and Chief Operating Officer, John S. Christie, will serve as acting Chief Financial Officer during the transition. A copy of this news release is attached as Exhibit 99 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
------------------------------------------

         (a) and (b)       Not applicable.

         (c) Exhibits:

Exhibit No.        Description
-----------        -----------

    99             News Release issued by Worthington Industries, Inc. on
                   August 25, 2003



                  [Remainder of page intentionally left blank;
                          signature on following page.]




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WORTHINGTON INDUSTRIES, INC.


Dated:  August 25, 2003                   By: /s/ Dale T. Brinkman
                                              ---------------------------------
                                               Dale T. Brinkman
                                               Vice President - Administration,
                                               General Counsel and Secretary



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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                              Dated August 25, 2003

                          Worthington Industries, Inc.


Exhibit No.          Description
-----------          -----------
    99               News Release issued by Worthington Industries, Inc. on
                     August 25, 2003




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